                            Exhibit 10.1  HUMANA INC.  EXECUTIVE INCENTIVE COMPENSATION PLAN  As Amended and Restated January 1, 2020  I. OBJECTIVES:     The objectives of the Humana Inc. Executive Management Incentive Compensation Plan, as amended and  restated (the “Plan”) are to (i) link the compensation of selected executives to certain key performance  targets; and (ii) reward them, when appropriate, for their efforts in achieving the performance targets of  Humana Inc. (the “Company”), consistent with appropriate balance of risk and reward and appropriate  risk management practices aligned to the Company’s short‐term and long‐term strategic plan.     II. ELIGIBILITY AND AWARDS:   a. Executives participating in this Plan (“Participants”) will be limited to Section 16 officers of Humana Inc.,  as determined pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange  Act”). Participation in the Plan will be approved by the Organization & Compensation Committee of the  Board of Directors of the Company (the “Committee”). Each Participant shall be notified of his/her  selection as a Participant.   b. Incentive compensation will be computed by measuring the Company’s achievement of predetermined  goals (“Performance Targets”) established by the Committee in accordance with Internal Revenue Service  regulations promulgated under Section 162(m) of the Internal Revenue Code as amended (the “Code”), to  the extent applicable. Performance Targets may be expressed in terms of (i) earnings per share, (ii) share  price or total shareholder return, (iii) consolidated net income, (iv) pre‐tax profits, (v) earnings or net  earnings, (vi) return on equity or assets, (vii) sales, (viii) cash flow from operating activities, (ix) return on  invested capital, (x) membership, (xi) other performance objectives as determined by the Committee, to  the extent permitted under Section 162(m) of the Code (if applicable), or (xii) any combination of the  foregoing. Performance Targets may be in respect of the performance of the Company, any of its  Subsidiaries, any of its divisions or any combination thereof. Performance Targets may be absolute or  relative (to prior performance of the Company or to the performance of one or more other entities or  external indices) and may be expressed in terms of a progression within a specified range.   c. Incentive compensation for a fiscal year or other relevant period determined by the Committee  (“Performance Period”) shall be based on the Participant’s base salary paid or accrued during such fiscal  year exclusive of any bonus, equity compensation, or fringe benefits paid or accrued during such fiscal  year (“Salary”). The Committee shall determine, subject to the limits in the Plan, the potential percentage  of Salary which any Participant shall be eligible to receive as incentive compensation, which need not be  the same for each Participant. The precise percentage earned shall be based upon a schedule of  achievement of Performance Targets. Notwithstanding anything herein to the contrary, the maximum  incentive compensation paid for any fiscal year to the CEO may not exceed Six Million Dollars  ($6,000,000), or Three Million Dollars ($3,000,000) for any other Participant.   d. The Company’s achievement of any relevant Performance Targets will be determined in accordance  with generally accepted accounting principles. Any incentive compensation generated pursuant to  incentive plans of the Company, including this Plan, shall be accrued and deducted as an expense in the  appropriate fiscal year in determining the achievement of any Performance Targets.   e. Each Participant may receive an award (“Award”) if the Performance Target(s) established by the  Committee are attained in the applicable Performance Period. The applicable Performance Period and  Performance Target(s) shall be determined by the Committee consistent with the terms of the Plan and,  to the extent applicable, Section 162(m) of the Code. Notwithstanding the fact that the Performance  Target(s) have been attained, the Committee may pay an Award of less than the amount determined by  the formula or standard established by the Committee or may pay no Award at all.  f. The specific Performance Target(s) must be established by the Committee in advance of the deadlines  applicable under Section162(m) of the Code, to the extent applicable, and while the performance relating  to the Performance Target(s) remains substantially uncertain within the meaning of Section162(m) of the  Code. The Performance Target(s) with respect to any Performance Period may be established on a cumulative basis or in the alternative, and may be established on a stand‐alone basis with respect to the  Company or on a relative basis with respect to any peer companies or index selected by the Committee.  At the time the Performance Target(s) are selected, the Committee shall provide, in terms of an objective  formula or standard for each Participant, the method of computing the specific amount of Award payable  to the Participant if the Performance Target(s) are attained.  The objective formula or standard shall  preclude the use of discretion to increase the amount of any Award earned pursuant to the terms of the  Award.  g. If services as a Participant commence after the adoption of the Plan and the Performance Target(s) are  established for a Performance Period, the Committee may grant an Award that is proportionately  adjusted based on the period of actual service, and the amount of any Award paid to such Participant  shall not exceed that proportionate amount of the applicable maximum individual Award allowable under  the Plan.  h. Notwithstanding anything to the contrary set forth herein, the Performance Target(s) shall be adjusted  to reflect the following events resulting in a change to the applicable Performance Target in excess of the  aggregate threshold amount established by the Committee at the time of the applicable performance  period:  i. the acquisition or disposition of a business, a merger, or a similar transaction, and the related  integration costs including external costs such as legal, accounting and consulting fees and internal  costs such as severance and benefits, contract cancellation costs, lease abandonment costs, overhead  costs of integration including allocated wages and benefits and administrative costs in connection  therewith;  ii. the impact of securities issuances or repurchases in connection with an acquisition or disposition of  a business, a merger, or a similar transaction, and related expenses including both direct and  incremental costs incurred in connection therewith  iii. changes in accounting principles, tax laws, or other laws, provisions or regulation  iv. any litigation or regulatory investigations not in the ordinary course of business  v. the impact of impairment of tangible or intangible assets; including goodwill  vi. the impact of restructuring or business recharacterization activities, including but not limited to  reductions in force, that are reported publicly by the Company  vii. the impact of investments or acquisitions made during the year or, to the extent provided by the  Committee, any prior year  i. To preserve the intended incentives and benefits of an Award based on a Performance Target, the  Committee may determine at the time Performance Targets are established that certain adjustments shall  apply to the objective formula or standard with respect to the applicable Performance Target to take into  account, in whole or in part, in any manner specified by the Committee, any one or more of the following  with respect to the Performance Period: (i)the gain, loss, income or expense resulting from changes in  accounting principles that become effective during the Performance Period; (ii)the gain, loss, income or  expense reported publicly by the Company with respect to the Performance Period that are extraordinary  or unusual in nature or infrequent in occurrence; (iii)the gains or losses resulting from, and the direct  expenses incurred in connection with the disposition of a business, or the sale of investments or non‐core  assets; (iv)the gain or loss from all or certain claims and/or litigation and all or certain insurance  recoveries relating to claims or litigation;(v)the impact of impairment of tangible or intangible assets;  including goodwill; (vi)the impact of restructuring or business recharacterization activities, including but  not limited to reductions in force, that are reported publicly by the Company; or (vii)the impact of  investments or acquisitions made during the year or, to the extent provided by the Committee, any prior  year. Each of the adjustments described in this Section may relate to the Company as a whole or any part  of the Company’s business operations. The adjustments are to be determined in accordance with  generally accepted accounting principles and standards, unless another objective method of  measurement is designated by the Committee.  j. The Committee has the sole discretion to determine the standard or formula pursuant to which each  Participant’s Award shall be calculated and whether all or any portion of the amount so calculated will be  paid, subject in all cases to the terms, conditions and limits of the Plan. To this same extent, the  Committee may at any time establish (and, once established, rescind, waive or amend) additional conditions and terms of payment of Awards (including but not limited to the achievement of other  financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in  carrying out the purposes of the Plan and may take into account such other factors as it deems  appropriate in administering any aspect of the Plan. The Committee may not, however, increase the  maximum amount permitted to be paid to any individual under the Plan or pay Awards under this Plan if  applicable Performance Target(s) have not been satisfied.  of k. Incentive compensation shall be paid to Participants on or before March 15th   the year following the  fiscal year with respect to which it was earned or such earlier date as may be required in order that such  amount be deductible under the Code for the fiscal year with respect to which it was earned.  III. ADMINSTRATION OF THIS PLAN:  The Committee has sole authority (except as specified otherwise herein) to determine all questions of  interpretation and application of the Plan, or of the terms and conditions pursuant to which Awards are  granted under the Plan and in general, to make all determinations advisable for the administration of the  Plan to achieve its purpose. The Committee determinations under the Plan (including without limitation,  determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms  and provisions of such Awards and any agreements evidencing such Awards) need not be uniform and  may be made by the Committee selectively among persons who receive or are eligible to receive Awards  under the Plan, whether or not such persons are similarly situated. Such determination shall be final and  not subject to further appeal.  IV. TERMINATION OF EMPLOYMENT:  Subject to the discretion of the Committee, a Participant must be actively employed or on short‐term  disability (as determined pursuant to the applicable company policy on the last day of the applicable  Performance Period to be eligible for a payout, unless the Participant’s employment was terminated due  to the:    a. The Participant’s death or [Disability (as defined in the Amended and Restated Humana Inc. Stock  Incentive Plan  b. The Participant’s Retirement  c. The Participant’s termination of employment due to a(A) Workforce Reduction, (B) Position  Elimination, (C) Divestiture or(D) position reassignment to a Strategic Joint Venture (as each term is  defined in the Amended and Restated Humana Inc. Stock Incentive Plan)    To the extent that a Participant is not actively employed on the last day of the applicable Performance  Period due to death, Disability, Retirement, Workforce Reduction, Position Elimination, Divestiture or  position reassignment to a Strategic Joint Venture, the Participant will be eligible to receive a pro‐rated  Award based on the period that the Participant was actively employed during the Performance Period,  with the amount of the pro‐rated Award to be based on actual performance and paid at the same time as  Awards are paid to employees who remain actively employed through the end of the applicable  Performance Period.    V. AMENDMENT OF PLAN:    Subject to any restrictions imposed under Section 162(m) of the Code, to the extent applicable, the  Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or  in part, provided that no such amendment that would require the consent of the Board and/or  stockholders of the Company pursuant to Section 162(m) of the Code, to the extent applicable, or the  Exchange Act, any New York Stock Exchange (or other relevant stock exchange) rule or regulation, or any  other applicable law, rule or regulation, shall be effective without such consent.

  VI. GENERAL PROVISIONS:   a. No person has any claim or right to be included in this Plan or to be granted incentive  compensation under this Plan until such individual has been declared a Participant and received  official notice thereof in accordance with the procedures as set forth in this Plan. In addition, all of  the requirements and applicable rules and regulations of this Plan must have been met including, but  not limited to the availability of funds for incentive compensation awards and the determination by  the Committee of the extent to which Performance Targets have been met.   b. The designation of an individual as a Participant under this Plan does not in any way alter the  nature of the Participant’s employment relationship. Participation in this Plan shall not constitute a  contract of employment between the Company or any subsidiary and any person and shall not be  deemed to be consideration for, or a condition of, continued employment of any person.   c. No benefit provided under the Plan shall be subject to alienation or assignment by a Participant (or  by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to  attachment or other legal process except (i) to the extent specifically mandated and directed by  applicable state or federal statute; and (ii) as requested by the Participant and approved by the  Committee to members of the Participant’s family, or a trust established by the Participant for the  benefit of family members.   d. The Company or a subsidiary may withhold any applicable federal, state or local taxes at such time  and upon such terms and conditions as required by law or determined by the Company or subsidiary.   e. Each member of the Committee (and each person to whom the Committee or any member thereof  has delegated any of its authority or power under this Plan) shall be fully justified in relying or acting  in good faith upon any report made by the independent public accountants of the Company and its  subsidiaries and upon any other information furnished the Committee in connection with the Plan. In  no event shall any person who is or shall have been a member of the Committee be liable for any  determination made or other action taken or any omission to act in reliance upon any such report or  information, or for any action taken or failure to act if in good faith.   f. In the event the Company becomes a party to a merger, consolidation, sale of substantially all of its  assets or any other corporate reorganization in which the Company will not be the surviving  corporation or in which the holders of the common stock of the Company will receive securities of  another corporation (in any such case, the “New Company”), then the New Company shall assume  the rights and obligations of the Company under this Plan.   g. All matters relating to the Plan or to Awards granted hereunder shall be governed by the laws of  the State of Delaware, without regard to the principles of conflict of laws.   h. The expenses of administering the Plan shall be borne by the Company and its subsidiaries.   i. The titles and headings of the sections in the Plan are for convenience of reference only, and in the  event of any conflict, the text of the Plan, rather than such titles or headings, shall control.     VII. STOCKHOLDER APPROVAL     This Plan has been previously approved by the Company’s stockholders at the April 24, 2008 annual   meeting of stockholders.     VIII. INTERNAL REVENUE CODE SECTION 162(m):     Transactions under this Plan are intended to comply with all applicable conditions of Section 162(m) of  the Internal Revenue Code, as amended, or its successor. To the extent any provision of the Plan or action  by the Committee fails to so comply, to the extent applicable, it shall be deemed null and void, to the  extent permitted by law and deemed advisable by the Committee.   IX. INTERNAL REVENUE CODE SECTION 409A   All Awards granted under the Plan are intended to be exempt from Section 409A of the Code.  Notwithstanding this or any other provision of the Plan to the contrary, the Committee may amend the

  Plan or any Award granted hereunder in any manner, or take any other action that it determines, in its  sole discretion, is necessary, appropriate or advisable (including replacing any Award) to cause the Plan or  any Award granted hereunder to not be subject to Section 409A of the Code. Any such action, once taken,  shall be deemed to be effective from the earliest date necessary to avoid a violation of Section 409A of  the Code and shall be final, binding and conclusive on all Participants and other individuals having or  claiming any right or interest under the Plan.